Exhibit 99.1

Toyota Motor Credit Corporation Presentation Materials for Investors February 2019

2 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Reform Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the forward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our corporate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website .

3 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Ref orm Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Mo tor Credit Corporation (“TMCC”). • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the forward - looking statements. • This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solici tat ion of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activi ty in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or b e r elied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation. • Investors and prospective investors in securities of TMCC are required to make their own independent investigation and apprai sal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice. • This presentation is made to and directed only at ( i ) persons outside the United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial Services and Markets Act 2000 (Financ ial Promotion) Order 2005 (the “Order”), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, and (iv) persons who are “qualified investors” within the mea ning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as amended (such persons collectively being referred to as “Relevant Persons”). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons. • This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated 14 September 2018 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www.londonstockexchange.com/exchange/news/market - news/market - news - home.html. • Investors and others should note that we announce material financial information using the investor relations section of our corporate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website .

4 Toyota ’ s Global Businesses Markets vehicles in over 190 countries/regions. 50 overseas manufacturing companies in 26 countries/regions . AUTOMOTIVE Design, Manufacturing, Distribution Consumer Financing Dealer Support & Financing Banking Securities Services Ancillary Products & Services OTHER BUSINESSES Housing Marine Telecommunications e - Business Intelligent Transport Services Biotechnology & Afforestation

# TMC Financial Highlights

## Net Revenues[1]


¥27,597.1
¥29,379.5
¥22,475.5
FY17
FY18
FYTD19

## Operating Income[1]


¥1,994.3
¥2,399.8
¥1,937.9
FY17
FY18
FYTD19

## Net Income[1]


¥1,831.1
¥2,493.9
¥1,423.3
FY17
FY18
FYTD19

## Total Liquid Assets[2]


¥9,199.5
¥9,372.1
¥9,198.8
FY17
FY18
Q3FY19

## Capital Expenditures


¥1,211.8
¥1,302.7
¥1,380.0
FY17
FY18
FY19 (est.)

## R&D Expenditures


¥1,037.5
¥1,064.2
¥1,080.0
FY17
FY18
FY19 (est.)

*¥ in billions*

(1) Results for the fiscal years ended March 31, 2017 and March 31, 2018, and for the nine-month period ended December 31, 2018

(2) Cash and cash equivalents, time deposits, marketable debt securities and its investment in monetary trust funds, excluding in each case those relating to financial services

5

**Source:** *TMC FY2018 Financial Summary; TMC FY2019 3Q Financial Summary*

# Toyota USA Operations By The Numbers

## Toyota By The Numbers[1]

Toyota has been a part of the cultural fabric in the U.S. for 61 years. See below for a showcase of our commitment to the U.S.

| | | | |
|---|---|---|---|
| **32** YEARS MANUFACTURING[2] IN THE U.S. | **2,434,515** 2017 VEHICLES SOLD IN THE U.S. | **1,263,546** 2017 VEHICLES PRODUCED IN THE U.S.[2] | **$40.7B** PARTS AND MATERIALS PURCHASED[3] |
| **$25B** DIRECT INVESTMENT IN THE U.S. | **137,000** PEOPLE WORKING ACROSS THE U.S.[4] | **10** PLANTS IN THE U.S. AND 14 IN NORTH AMERICA | NEARLY **1,500** TOYOTA AND LEXUS DEALERS |
| **26.4M** VEHICLES BUILT IN THE U.S. AND COUNTING[2] | **$29B** DEALER INVESTMENT IN THE U.S.[5] | OVER **$1M** SPENT GLOBALLY EVERY HOUR ON R&D[6] | **$982M** IN TOTAL U.S. DONATIONS |
| OVER **140,000** U.S.-BUILT[2] TOYOTAS EXPORTED TO 31 COUNTRIES IN 2017 | **14** HYBRID MODELS IN THE U.S. PLUS THE MIRAI FCV IN SELECT MARKETS[7] | **10** SITES WITH CERTIFIED WILDLIFE HABITAT CONSERVATION PROGRAMS | **470,100** JOBS CREATED IN THE U.S.[8] |

## Our History

- **1957** Toyota Motor Sales, U.S.A established
- **1972** Manufacturing operations begin in U.S.
- **1973** Calty Design Research established
- **1977** Toyota Technical Center, U.S.A. incorporated
- **1986** Toyota breaks ground in Georgetown, KY. The future home of TMMK, Toyota's first wholly-owned vehicle manufacturing plant in the U.S.
- **1987** Toyota U.S.A. Foundation established
- **1993** Arizona Proving Ground established
- **1996** North American manufacturing headquarters established
- **1997** Five millionth North American vehicle produced
- **2000** First hybrid vehicle sold in U.S.
- **2002** Ten millionth North American vehicle produced
- **2006** Hybrid production begins in U.S.
- **2008** One millionth Prius sold globally
- **2010** Toyota North American Center for Quality Excellence established
- **2011** Collaborative Safety Research Center (CSRC) launched
- **2012** 25 Millionth North American vehicle produced
- **2015** Toyota breaks ground on its new North American headquarters in Plano, Texas

1 All data as of December 2017, except where noted. 2 Toyota vehicles and components assembled using U.S. and globally sourced parts. 3 Parts, materials and components (FY ending 3/17). Goods and Services (CY 2017). 4 Based on 2015 Center Automotive Research Study and Toyota data. Includes direct employees, contingent workers and dealer employees. 5 Includes U.S. and Puerto Rico. 6 Global estimate based on FY18 projections of Toyota Motor Corporation. 7 As of CY 2017. 8 2015 Center for Automotive Research Study. Includes direct, dealer and supplier employees and jobs created through their spending.

Source: Toyota USA website

6

7 Toyota Operations Across the U.S. Dots represent category presence within a state and not quantity of location.  Offices  Engineering & Manufacturing  Design, Research & Development  Dealerships INDIANA Sienna since 1997 (in IN since 2003) Sequoia since 2000 Highlander since 2009 (Highlander Hybrid in IN since 2013) KENTUCKY Camry since 1988 (Camry Hybrid in KY since 2006) Avalon since 1994 (Avalon Hybrid in KY since 2012) Lexus ES 350 since 2015 TEXAS Tacoma since 1991 (in TX since 2010) Tundra since 1998 (in TX since 2006) MISSISSIPPI Corolla since 1986 (in MS since 2011)

8 Toyota Motor North America, Inc. 38M Toyota’s vehicle production in North America since 1986 16 Number of advanced technology Toyota and Lexus vehicles on the market in North America RAV4 Best selling SUV/non - pickup in industry among U.S. consumers CAMRY Best selling passenger car in America (17 years running) 31 Planned new, redesigned, or refreshed models in the Toyota and Lexus lineups through 2021 $28B Invested in the U.S. as of January 2019 Source: Toyota Motor North America, Inc. Reports

9 Toyota and Lexus Third Party Accolades Quality, dependability, safety and product appeal remain high as reflected by numerous 3 rd party accolades 2019 Fortune Toyota ranked one of the “World’s Most Admired Companies” and named the No. 1 Motor Vehicle company (5 th year running) 2019 IIHS Top Safety Pick+ Awards 3 qualifying Toyota and Lexus models 2 Toyota models Top Safety Pick 2019 Edmunds Buyers Most Wanted Toyota Highlander, Toyota Tacoma, Lexus ES 350, Lexus RX 350 2018 J.D. Power and Associates Vehicle Dependability Survey Lexus ranked No. 1 overall 2018 Kelley Blue Book Best Overall Luxury Brand and Most Trusted Luxury Brand Lexus Brand Winner 2018 Kelley Blue Book Best Resale Value Toyota No. 1 Brand Winner (3 out of top 5 Best Resale Values for 2017) 2018 U.S. News Best Cars for the Money Toyota Avalon, Toyota Camry, Lexus ES, Lexus RX 350 2018MY NHTSA 5 - Star Overall Rating 24 Toyota and Lexus models 2018 IIHS Recommended Used Vehicle List for Teens 7 Toyota vehicles 2018 Consumer Reports Lexus & Toyota No. 1 and No. 2 brands in brand reliability 2018 Interbrand Best Global Brands Toyota named world’s most valuable automotive brand 2018 U.S. News Best Cars for Families 2018 Toyota Camry

Toyota and Lexus Vehicle Highlights RAV4 Corolla Supra ES UX Hybrid RX 10

11 Next Generation Technology MaaS e - Palette Autonomous TRI - P4 Fuel Cell Mirai / Tri - Gen / Project Portal 2.0

12 Toyota Financial Services

13 TFS Group Global Presence TOYOTA FINANCIAL SERVICES Global Network AMERICAS • Argentina • Brazil • Canada • Mexico • Puerto Rico • U.S.A. • Venezuela EUROPE/AFRICA • Czech • Italy • Slovakia • Denmark • Kazakhstan • South Africa • Finland • Netherlands • Spain • France • Norway • Sweden • Germany • Poland • U.K. • Hungary • Portugal • Ireland • Russia ASIA/PACIFIC • Australia • Malaysia • China • New Zealand • India • Philippines • Indonesia • Taiwan • Japan • Thailand • Korea • Vietnam

14 Toyota Motor Credit Corporation (TMCC) Toyota Motor Corporation (TMC)  Toyota Financial Services Corporation (TFSC)  Toyota Motor Credit Corporation (TMCC) • Nearly 4.6 million active finance contracts (1) • AA - (2) /Aa3 (2) rated captive finance company by S&P/Moody’s • Credit support agreement structure with TFSC/TMC (3) (1) As of December 2018. Source : Company Reports (2) Outlook stable (3) The Credit Support Agreements do not apply to securitization transactions

87% 6% 7% 15 TMCC Products and Services $9.37B FYTD19 Revenue ʄ Dealer Financing • Wholesale • Real Estate • Working Capital • Revolving Credit Lines ʄ Consumer Financing • Retail • Lease ʄ Insurance Products • Service Agreements • Prepaid Maintenance • Guaranteed Auto Protection • Excess Wear & Use • Tire & Wheel • Key Replacement Protection Source : TMCC December 31, 2018 10 - Q. Reflects Operating Lease and Retail Financing revenues; Dealer Financing revenues; and Insurance earned premiums and contract revenues for the nine months ended December 31, 2018.

16 Extensive Field Organization • Decentralized dealer and field support • Centralized servicing and collections (circled) ʄ BOSTON ʄ CENTRAL ATLANTIC ʄ CHICAGO ʄ CINCINNATI ʄ DENVER ʄ GULF SHORES ʄ KANSAS CITY ʄ LOS ANGELES ʄ NEW YORK ʄ PORTLAND ʄ SAN FRANCISCO ʄ SOUTHEAST TOYOTA  TFS HQ  TFS Regional Office ʄ Customer Service Center  Toyota Financial Savings Bank  Dealer Sales and Service Office  Dealer Funding Team

TMCC Earning Asset Composition Total Managed Assets 31.4 36.5 38.1 38.7 38.5 49.9 49.8 50.7 52.3 53.0 15.6 15.8 17.8 17.3 16.6 $96.9 $102.1 $106.6 $108.3 $108.1 Mar-15 Mar-16 Mar-17 Mar-18 Dec-18 Lease Retail Wholesale Retail Assets 38.4 35.7 37.8 40.4 41.9 11.5 14.1 12.9 11.9 11.1 $49.9 $49.8 $50.7 $52.3 $53.0 Mar-15 Mar-16 Mar-17 Mar-18 Dec-18 % Unencumbered 77% 72% 75% 77% 79% Total 49.9 49.8 50.7 52.3 53.0 Sold Retail 11.5 14.1 12.9 11.9 11.1 Retail 38.4 35.7 37.8 40.4 41.9 Sold Retail Retail Lease Assets 30.2 34.0 33.2 33.0 32.0 1.2 2.5 4.9 5.7 6.5 $31.4 $36.5 $38.1 $38.7 $38.5 Mar-15 Mar-16 Mar-17 Mar-18 Dec-18 % Unencumbered 96% 93% 87% 85% 83% Total 31.4 36.5 38.1 38.7 38.5 Sold Lease 1.2 2.5 4.9 5.7 6.5 Lease 30.2 34.0 33.2 33.0 32.0 Sold Lease Lease 17 $ in billions Source : TMCC March 31, 2016 10 - K, March 31, 2018 10 - K, & December 31, 2018 10 - Q

18 TMCC Financial Performance Total Financing Revenues (1) Net Revenues (1) Net Income (1) 60+ Days Delinquent (2) Allowance for Credit Losses (2)(3) Net Credit Losses (2) $ in millions (1) Results for the fiscal years ended March 31, 2017 and March 31, 2018, and for the nine - month period ended December 31, 2018 (2) 60+ Days Delinquent, Allowance for Credit Losses, and Net Credit Losses : percentage of gross earning assets (3) Allowance for Credit Losses : the quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before allowance for credit losses) plus gross investments in operating leases (investments in operating leases before allowance for credit losses) (4) Net Credit Losses : results for the most recent period are annualized Source : TMCC March 31, 2018 10 - K & December 31, 2018 10 - Q $10,046 $10,717 $8,964 FY17 FY18 FYTD19 $2,639 $2,964 $2,306 FY17 FY18 FYTD19 $267 $3,410 $500 FY17 FY18 FYTD19 0.47% 0.39% 0.33% FY17 FY18 FYTD19 (4) 0.27% 0.30% 0.38% FY17 FY18 Q3FY19 0.58% 0.55% 0.55% FY17 FY18 Q3FY19

19 TMCC Funding Programs

# TMCC Funding Program Objectives

## Highly Liquid and Well Diversified

**P-1 | A-1+**

Direct Issue
Commercial Paper Program

**$20.5B**

Committed Bank
Credit Facilities

**$7.4B**

Average Liquidity Portfolio
Balance for Q3FY19

**$70B +**

Readily Salable
Retail Loans and Leases

**EUR**
**NZD** **JPY**
**USD**
**GBP** **AUD**

Global Issuance Capacity

Intercompany Lending
Infrastructure

## Investor Focused

Long-Term Perspective

Best-in-Class Execution

Responsive

Flexible

## Innovative

Diversity and Inclusion


TOYOTA MOTOR CREDIT CORPORATION
TMCC
TOYOTA
DIVERSITY | INCLUSION
citi


GREEN BACKED
TOYOTA


November 2017
TOYOTA MOTOR CREDIT CORPORATION
TMCC
Toyota Motor Credit Corporation
€600mn 0.00% Green Notes due 2021
€600mn 0.625% Notes due 2024
BARCLAYS
ING
UniCredit

Green Bonds

*Source: TMCC December 31, 2018 10-Q and Company Reports*

20

21 Commercial Paper Program Highlights P – 1 | A – 1 + Moody’s S&P Highest Short - Term Ratings TCCI TFA TMCC TMFNL TCPR Five Distinct Programs $15.0B | $5.5B Multi - Party Bilateral Backed by $20.5B of Committed Bank Credit $26.4B Average Outstanding Balance TMCC and TCPR as of December 31, 2018 700+ Investors State and Local, Corporates, Pension Funds, Asset Managers, Financial Institutions DOCP <GO> Rates Posted Daily on Bloomberg Source : TMCC December 31, 2018 10 - Q and Company Reports

ABS , 35% USD Global , 32% MTN, 17% Uridashi , 9% EMTN, 4% Structured, 3% 22 TMCC FYTD19 Funding Overview $18.0B Term Debt Funded FYTD2019 $11.7B $3.3B $3.0B Unsecured Public ABS * Private ABS * *Net of retained Source: Company Reports as of January 31, 2019

23 Diversification in Debt Offerings TMCC Long Term Debt Outstanding By Deal Type Global MTN , $29,500 EMTN / Eurobonds , $16,128 Public / Private ABS , $13,331 MTN , $6,195 Other , $4,450 By Currency USD , 57,196 EUR , 7,047 AUD , 3,656 GBP , 1,087 Other , 619 $ in millions Source: Company Reports as of December 31, 2018

24 Funding Flexibility And Responsiveness Diversification Across the USD Curve (1) 37% 58% 45% 37% 49% 49% 37% 44% 51% 38% 13% 5% 11% 12% 13% FY15 FY16 FY17 FY18 FYTD19 <= 2yrs 3-5yrs 7-10yrs (1) Unsecured U.S. MTN issuances, excluding Structured Notes and Retail Notes Percentages may not add to 100% due to rounding Source: Company Reports as of January 31, 2019

25 TMCC Retail Loan Collateral & ABS Transactions

26 Credit Decisioning & Collections Disciplined Underwriting Consistent and conservative underwriting standards designed to limit delinquencies and credit losses • Key mission is to support Toyota and Lexus brand and vehicle sales • Continued focus on prime originations • Proprietary credit scores that leverage TMCC’s extensive origination history • Regular statistical validations of predictive power Servicing Optimization Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth • Emphasis on early intervention • Reinforcement of strong compliance management system • Focus on analytics and technology to prioritize high risk accounts and manage loss severities

27 Cumulative Net Losses by Vintage 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Source: Company Reports as of January 31 , 2019

28 Retail Managed Portfolio Performance Receivables Principal Balance $52 $53 Dec 2017 Dec 2018 $43 $45 $45 $47 $49 $50 $50 $51 $53 FY 10 11 12 13 14 15 16 17 18 Contracts Outstanding (#M) 3.16M 3.12M Dec 2017 Dec 2018 3.09 3.19 3.12 3.16 3.22 3.21 3.16 3.18 3.16 FY 10 11 12 13 14 15 16 17 18 Performance by Principal Balance Outstanding 0.68% 0.60% 0.65% 0.59% 0.56% 0.49% Dec 2017 Dec 2018 Dec 2017 Dec 2018 Dec 2017 Dec 2018% 60+ Days Past Due Gross Charge Offs Net Losses 0.0% 0.5% 1.0% 1.5% 2.0% FY 10 11 12 13 14 15 16 17 18 Performance by Contracts Outstanding 0.75% 0.68% 1.16% 1.15% Dec 2017 Dec 2018 Dec 2017 Dec 2018% 60+ Days Past Due % Repossessed 0.0% 1.0% 2.0% 3.0% FY 10 11 12 13 14 15 16 17 18 $ in billions Source: Company Reports as of December 31, 2018

29 Origination Characteristics APR Distribution* 51% 46% 46% 42% 35% 19% 20% 24% 25% 20% 30% 34% 30% 32% 45% CY2014 2015 2016 2017 2018 <2.0% 2.0%-3.99% >=4.0% Weighted Average FICO 726 720 726 734 735 CY2014 2015 2016 2017 2018 Weighted Average Original Term 64 65 66 69 68 CY2014 2015 2016 2017 2018 New vs. Used 76% 75% 74% 77% 77% 24% 25% 26% 23% 23% CY2014 2015 2016 2017 2018 New Used *Percentages may not sum to 100% due to rounding. Source: Company Reports as of January 31, 2019

30 ABS Deal Characteristics Average FICO 748 762 2010-A 2015-B 2018-D Average Principal Balance $0 $5 $10 $15 $20 $25 2010-A 2015-B 2018-D Original and Remaining Term (months) 40 46 51 62 61 66 22 15 15 2010-A 2015-B 2018-D Remaining Term Original Term Seasoning Receivables by Vehicle Type (%)* 59% 47% 41% 53% 2010-A 2015-B 2018-D Trucks and SUVs Sedans and Vans $ in thousands *Percentages may not sum to 100% due to rounding. Source: Company Reports as of January 31, 2019

TAOT Cumulative Net Losses

2010, 2011, 2012 Series


TAOT 2010-A
TAOT 2010-B
TAOT 2010-C
TAOT 2011-A
TAOT 2011-B
TAOT 2012-A
TAOT 2012-B
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45

2013, 2014, 2015 Series


TAOT 2013-A
TAOT 2013-B
TAOT 2014-A
TAOT 2014-B
TAOT 2014-C
TAOT 2015-A
TAOT 2015-B
TAOT 2015-C
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41

2016 and 2017 Series


TAOT 2016-A
TAOT 2016-B
TAOT 2016-C
TAOT 2016-D
TAOT 2017-A
TAOT 2017-B
TAOT 2017-C
TAOT 2017-D
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41

2018 Series


TAOT 2018-A
TAOT 2018-B
TAOT 2018-C
TAOT 2018-D
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41

Source: *Company Reports as of February 15, 2019 payment date*

31

32 Appendix

33 TMC Consolidated Financials Summary Consolidated Income Statement Nine Months Ended (JPY billions) 2017 2018 December 31, 2018 Net Revenues 27,597.1 29,379.5 22,475.5 Operating Income 1,994.3 2,399.8 1,937.9 Net Income 1,831.1 2,493.9 1,423.3 Consolidated Balance Sheet Fiscal Quarter Ended (JPY billions) 2017 2018 December 31, 2018 Current assets 17,833.6 18,152.6 17,791.1 Noncurrent finance receivables, net 9,012.2 9,481.6 10,134.7 Investment & other assets 11,707.1 12,406.3 12,603.5 Property, plant & equipment, net 10,197.1 10,267.6 10,556.4 Total Assets 48,750.1 50,308.2 51,085.9 Liabilities 30,081.2 30,386.1 30,810.5 Shareholders' equity 18,668.9 19,922.0 20,275.4 Total Liabilities & Shareholders' Equity 48,750.1 50,308.2 51,085.9 Fiscal Year Ended March 31, Fiscal Year Ended March 31, Numbers may not sum to total due to rounding. Source : TMC FY2018 Financial Summary; FY2019 3Q Financial Summary

# TMCC Financial Performance Summary

## Consolidated Income Statement

| | Fiscal Year Ended March 31, | | | | Nine Months Ended |
|---|---|---|---|---|---|
| (USD millions) | 2015 | 2016 | 2017 | 2018 | December 31, 2018 |
| Total Financing Revenues | 8,310 | 9,403 | 10,046 | 10,717 | 8,694 |
| add: Other Income | 832 | 1,080 | 1,200 | 1,139 | 840 |
| less: Interest Expense and Depreciation | 5,593 | 7,051 | 8,607 | 8,892 | 7,228 |
| Net Financing Revenues and Other Revenues | 3,549 | 3,432 | 2,639 | 2,964 | 2,306 |
| Net Income | 1,197 | 932 | 267 | 3,410 | 500 |

## Credit Performance

| | Fiscal Year Ended March 31, | | | | Nine Months Ended |
|---|---|---|---|---|---|
| | 2015 | 2016 | 2017 | 2018 | December 31, 2018 |
| Over 60 Days Delinquent [1] | 0.21% | 0.26% | 0.27% | 0.30% | 0.38% |
| Allowance for Credit Losses [1] [2] | 0.50% | 0.52% | 0.58% | 0.55% | 0.55% |
| Net Credit Losses [1] | 0.29% | 0.38% | 0.47% | 0.39% | 0.33% |

(1) Percentage of gross earning assets
(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before allowance for credit losses) plus gross investments in operating leases (investments in operating leases before allowance for credit losses)

**Source:** *TMCC March 31, 2016 10-K, March 31, 2018 10-K & December 31, 2018 10-Q*

34

35 Credit Support Agreements TFSC Credit Support Agreement Securities (1) issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC • TFSC will own 100% of TMCC • TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding • If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due • Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyota to provide a rating has confirmed no change in rating of all such securities TMC Credit Support Agreement TFSC in turn has the benefit of a credit support agreement with TMC • Same key features as TFSC/TMCC credit support agreement • TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding TFSC’s and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations (1) “Securities” defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset - backed securities issued by TMCC’s securitization trusts.

# Origination Profile

## TMCC Retail Auto Loan Originations*

| Original Summary Characteristics by Vintage Origination Year: | CY2014 | 2015 | 2016 | 2017 | 2018 |
|---|---|---|---|---|---|
| Number of Pool Assets | 951,133 | 925,631 | 883,424 | 882,329 | 847,020 |
| Original Pool Balance | $24,516,581,298 | $24,222,949,274 | $23,944,624,507 | $24,699,290,739 | $24,306,812,650 |
| Average Initial Loan Balance | $25,776 | $26,169 | $27,104 | $27,993 | $28,697 |
| Weighted Average Interest Rate | 3.07% | 3.35% | 3.24% | 3.22% | 4.09% |
| Weighted Average Original Term | 64 Months | 65 Months | 66 Months | 69 Months | 68 Months |
| Weighted Average FICO | 726 | 720 | 726 | 734 | 735 |
| Minimum FICO | 381 | 383 | 383 | 383 | 395 |
| Maximum FICO | 887 | 886 | 900 | 900 | 900 |
| Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance: | | | | | |
| State 1 | CA - 21.0% | CA - 21.3% | CA - 21.4% | CA - 23.3% | CA - 23.5% |
| State 2 | TX - 14.0% | TX - 15.7% | TX - 15.5% | TX - 14.4% | TX - 15.0% |
| State 3 | NY - 4.7% | NY - 4.9% | NY - 4.8% | NY - 4.2% | IL - 4.0% |
| State 4 | NJ - 4.0% | NJ - 3.8% | NJ - 4.0% | PA - 3.8% | PA - 3.7% |
| State 5 | IL - 4.2% | IL - 3.8% | IL - 3.8% | NJ - 3.7% | NY- 3.7% |
| Distribution of Receivables by Contract Rate:[1] | | | | | |
| Less than 2.0% | 50.8% | 46.2% | 46.0% | 42.4% | 34.9% |
| 2.0% - 3.99% | 19.4% | 19.9% | 23.7% | 25.3% | 19.7% |
| 4.0% - 5.99% | 13.5% | 14.0% | 13.6% | 17.0% | 21.1% |
| 6.0% - 7.99% | 7.7% | 8.7% | 7.6% | 6.7% | 12.6% |
| 8.0% - 9.99% | 3.6% | 4.9% | 4.2% | 3.7% | 5.1% |
| 10.0% - 11.99% | 1.7% | 2.7% | 2.3% | 2.2% | 2.6% |
| 12.0% - 13.99% | 0.7% | 1.4% | 1.2% | 1.2% | 1.5% |
| 14.0% - 15.99% | 0.6% | 0.9% | 0.7% | 0.7% | 0.9% |
| 16.0% and greater | 1.9% | 1.2% | 0.7% | 0.8% | 1.6% |
| Total | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% |
| Share of Original Assets: | | | | | |
| Percentage of Non-Toyota/Non-Lexu | 3.8% | 4.0% | 3.3% | 3.0% | 3.3% |
| Percentage of 72+ Month Term | 11.1% | 13.2% | 13.4% | 15.2% | 15.4% |
| Percentage of Used Vehicles | 23.7% | 24.6% | 25.7% | 23.0% | 23.0% |

(1) Percentages may not add to 100.0% due to rounding.
*Data as of December 31, 2018
**Source:** *Company Reports*

36

37 Managed Portfolio Performance 2018 2017 2018 2017 2016 2015 2014 Outstanding Contracts (2) 3,115,010 3,163,857 3,158,375 3,181,143 3,163,189 3,209,872 3,220,641 Number of Accounts Past Due in the following categories 30 - 59 days 45,442 53,245 37,044 36,396 35,795 31,130 32,920 60 - 89 days 11,941 14,094 9,464 8,018 7,822 6,569 6,660 Over 89 days 9,205 9,689 8,063 7,633 6,776 5,616 5,799 Delinquencies as a Percentage of Contracts Outstanding (3) 30 - 59 days 1.46% 1.68% 1.17% 1.14% 1.13% 0.97% 1.02% 60 - 89 days 0.38% 0.45% 0.30% 0.25% 0.25% 0.20% 0.21% Over 89 days 0.30% 0.31% 0.26% 0.24% 0.21% 0.17% 0.18% TMCC Retail Loan Delinquency Experience (1) At December 31, At March 31, (1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMC C. (2) Number of contracts outstanding at end of period. (3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be pas t due if less than 90% of such payment is made. Source: Company Reports

# Performance – Retail Loan

## TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) (1)

| | For the Month Ended December 31, | | For the Fiscal Years Ended March 31, | | | | |
|---|---|---|---|---|---|---|---|
| | 2018 | 2017 | 2018 | 2017 | 2016 | 2015 | 2014 |
| Principal Balance Outstanding (2) | $ 53,328,709 | $ 52,262,196 | $ 52,760,041 | $ 50,759,341 | $ 49,716,914 | $ 49,645,354 | $ 48,761,164 |
| Average Principal Balance Outstanding (3) | $ 53,044,375 | $ 51,510,768 | $ 51,759,691 | $ 50,238,127 | $ 49,681,134 | $ 49,203,259 | $ 47,846,942 |
| Number of Contracts Outstanding | 3,115,010 | 3,163,857 | 3,158,375 | 3,181,143 | 3,163,189 | 3,209,872 | 3,220,641 |
| Average Number of Contracts Outstanding (3) | 3,136,693 | 3,172,500 | 3,169,759 | 3,172,166 | 3,186,531 | 3,215,257 | 3,188,444 |
| Number of Repossessions (4) | 26,904 | 27,511 | 38,580 | 45,883 | 37,741 | 34,780 | 34,923 |
| Number of Repossessions as a Percent of the Number of Contracts Outstanding | 1.15% (7) | 1.16% (7) | 1.22% | 1.44% | 1.19% | 1.08% | 1.08% |
| Number of Repossessions as a Percent of the Average Number of Contracts Outstanding | 1.14% (7) | 1.16% (7) | 1.22% | 1.45% | 1.18% | 1.08% | 1.10% |
| Gross Charge-Offs (5) | $ 234,334 | $ 253,715 | $ 351,634 | $ 395,109 | $ 322,814 | $ 267,835 | $ 257,586 |
| Recoveries (6) | $ 37,776 | $ 34,513 | $ 49,567 | $ 49,474 | $ 47,966 | $ 59,931 | $ 62,714 |
| Net Losses | $ 196,558 | $ 219,202 | $ 302,067 | $ 345,635 | $ 274,848 | $ 207,904 | $ 194,872 |
| Net Losses as a Percentage of Principal Balance Outstanding | 0.49% (7) | 0.56% (7) | 0.57% | 0.68% | 0.55% | 0.42% | 0.40% |
| Net Losses as a Percentage of Average Principal Balance Outstanding | 0.49% (7) | 0.57% (7) | 0.58% | 0.69% | 0.55% | 0.42% | 0.41% |

(1) The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts. Actuarial contracts do not comprise any of the Receivables.
(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.
(4) Includes bankruptcy-related repossessions but excludes bankruptcies.
(5) Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and chargebacks.
(7) Annualized = [Result] Divide By [Number of Periods] Multiply By [12]

38

*Source: Company Reports*

# ABS Deal Comparison

## Toyota Auto Owner Trust (TAOT)*

| Original Summary Characteristics by Prior Securitization: | TAOT 2017-C | TAOT 2017-D | TAOT 2018-A | TAOT 2018-B | TAOT 2018-C | TAOT 2018-D |
|---|---|---|---|---|---|---|
| Number of Pool Assets | 102,754 | 106,107 | 105,677 | 94,829 | 109,467 | 73,125 |
| Original Pool Balance | $1,889,438,548.44 | $1,903,254,413.53 | $1,914,792,886.79 | $1,767,851,358.52 | $2,101,423,565.52 | $1,390,010,109.85 |
| Average Principal Balance | $18,387.98 | $17,937.12 | $18,119.30 | $18,642.52 | $19,196.87 | $19,008.69 |
| Weighted Average Interest Rate | 2.09% | 2.12% | 2.15% | 2.15% | 2.14% | 2.13% |
| Weighted Average Original Term | 64 | 65 | 65 | 66 | 66 | 66 |
| Weighted Average Remaining Term | 50 | 50 | 50 | 51 | 52 | 51 |
| Weighted Average FICO | 760 | 760 | 761 | 761 | 761 | 762 |
| Minimum FICO | 620 | 620 | 620 | 620 | 620 | 620 |
| Maximum FICO | 900 | 900 | 900 | 900 | 900 | 900 |
| Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance: | | | | | | |
| State 1 | CA - 23.9% | CA - 25.8% | CA - 24.4% | CA - 24.5% | CA - 24.7% | CA - 23.5% |
| State 2 | TX - 15.9% | TX - 10.9% | TX - 15.1% | TX - 14.7% | TX - 15.7% | TX - 15.4% |
| State 3 | IL - 4.6% | IL - 4.7% | IL - 4.4% | IL - 4.6% | IL - 4.4% | IL - 4.3% |
| State 4 | NJ - 4.1% | NJ - 4.4% | PA - 4.2% | PA - 4.3% | PA - 4.2% | PA - 4.1% |
| State 5 | PA - 3.9% | PA - 4.4% | NJ - 4.0% | NJ - 4.0% | NJ - 3.8% | VA - 3.8% |
| Distribution of Receivables by Contract Rate: (1) | | | | | | |
| Less than 2.0% | 58.96% | 58.12% | 56.67% | 57.27% | 58.86% | 60.89% |
| 2.0% - 3.99% | 25.80% | 26.47% | 27.25% | 26.44% | 24.84% | 23.29% |
| 4.0% - 5.99% | 9.06% | 9.36% | 10.25% | 10.46% | 10.68% | 10.31% |
| 6.0% - 7.99% | 3.36% | 3.22% | 3.17% | 3.17% | 3.09% | 3.06% |
| 8.0% - 9.99% | 1.88% | 1.81% | 1.66% | 1.67% | 1.55% | 1.43% |
| 10.0% - 11.99% | 0.73% | 0.74% | 0.76% | 0.76% | 0.74% | 0.73% |
| 12.0% - 13.99% | 0.16% | 0.22% | 0.20% | 0.21% | 0.21% | 0.23% |
| 14.0% - 15.99% | 0.03% | 0.03% | 0.02% | 0.02% | 0.03% | 0.05% |
| 16.0% and greater | 0.02% | 0.01% | 0.00% | 0.01% | 0.00% | 0.01% |
| Total | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% |
| Distribution of Receivables by Vehicle Type: (1) | | | | | | |
| Passenger Cars | 44.49% | 44.45% | 43.83% | 42.06% | 41.45% | 40.79% |
| Minivans | 7.13% | 7.42% | 6.81% | 6.44% | 6.34% | 5.88% |
| Light Duty Trucks | 11.92% | 11.64% | 11.88% | 12.64% | 13.38% | 14.82% |
| SUVs | 36.46% | 36.49% | 37.48% | 38.86% | 38.84% | 38.50% |
| Total | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% |
| Distribution of Receivables by Make: (1) | | | | | | |
| Toyota and Scion | 84.80% | 86.02% | 85.69% | 87.20% | 87.72% | 88.92% |
| Lexus | 15.20% | 13.98% | 14.31% | 12.80% | 12.28% | 11.08% |
| Total | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% | 100.00% |
| Share of Original Assets: | | | | | | |
| Percentage with Original Scheduled Payments > 60 months | 42.48% | 45.27% | 50.29% | 54.10% | 56.39% | 56.17% |
| Percentage of Used Vehicles | 21.47% | 21.82% | 21.39% | 19.98% | 19.14% | 17.97% |

*Abbreviated for presentation purposes

(1) Percentages may not add to 100.00% due to rounding

**Source:** *Company Reports*

39

40 Toyota Financial Services - End